SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 21, 2011

South Dakota Soybean Processors, LLC

(Exact name of Registrant as specified in its charter)

South Dakota	000-50253	46-0462968
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 Caspian Ave. PO Box 500 Volga, South Dakota		57071
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (605) 627-9240

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.

On June 21, 2011, South Dakota Soybean Processors, LLC’ held its 2011 annual meeting of members in Volga, South Dakota. At the annual meeting, the members voted for the election of seven persons to serve on the board of managers. The following persons ran unopposed and were elected by unanimous ballot with the exception of Kent Howell in District 1 whose election was contested:

District 1	—	Kent Howell
District 2	—	Ron Gorder
District 3	—	Paul Dummer
District 4	—	Peter Kontz
District 5	—	Robert Nelsen
District 6	—	Jerome Jerzak
District 7	—	David Driessen

The vote tabulation for District 1 was as follows:

Name	Votes For

Kent Howell	16
Bob Rochel	8

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTH DAKOTA SOYBEAN PROCESSORS, LLC

Dated: June 28, 2011	/s/ Thomas Kersting
Thomas Kersting, Chief Executive Officer (Principal Executive Officer)